			ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.

						  (LOGO)


					1999 Semi-Annual Report
					   March 31, 1999

Ellsworth Convertible Growth and Income Fund, Inc. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capi-tal appreciation--which objectives the Company considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

						Highlights

Performance thru 3/31/99 with dividends reinvested:

					     		3 Months	1 Year	5 Year	10 Year
					     		--------	--------	--------	--------

Ellsworth market value				2.23%		(4.38)%	108.74%	240.19%
Ellsworth net asset value *			3.80		 6.26		111.19	244.12
Closed-end convertible fund average *	1.57		(1.27)	 74.43	214.92
S&P 500 **						4.98		18.46		220.50	467.15
Russell 2000 **			      	(5.44)	(16.20)	58.38 #	151.82 #

Performance data represent past results and do not reflect future performance.

*  From Lipper, Inc. Closed-End Fund Performance Analysis.
** From Bloomberg L.P. pricing service.
#  Simple appreciation of index.

Quarterly History of NAV and Market Price:

			Net Asset Values			Market Prices (AMEX, symbol ECF)
		------------------------------	--------------------------------
Qtr Ended	 High		 Low		 Close	 High		 Low		 Close
---------	------	------	------	------	------	------
 Jun 98	$12.80	$12.09	$12.60	$12.80	$12.09	$12.60
 Sep 98	 13.18	 10.97	 11.18	 11.75	  9.13	 10.00
 Dec 98	 11.39	 10.04	 11.11	 10.63	  8.88	  9.63
 Mar 99	 11.50	 10.99	 11.44	 10.00	  9.38	  9.75

Dividend Distributions:

Record	Payment			Capital
 Date		 Date		Income	 Gains	Total
-------	-------	------	-------	------
5/14/98	5/28/98	$0.100	$  -		$0.100
8/13/98	8/27/98	 0.100	   -		 0.100
11/2/98	11/28/98	 0.048	 1.362	 1.410
2/8/99	2/22/99	 0.090	   -		 0.090
				------	-------	------
				$0.138	$1.362	$1.700
				======	=======	======

To Our Shareholders:

  The stock market over the last year has been a tale of the rich getting richer and the poor getting poorer. As can be seen in the table on the opposite page, the Standard & Poor's 500 (an index of 500 large capitalization stocks) provided a total return of 18.46% for the twelve months ended March 31, 1999 while the Russell 2000 (an index of the smallest 2000 of the 3000 largest capitalization stocks) fell 16.20% for that same period. It is our opinion that this split performance by the stock market has been caused in part by the dramatic increase in investments directed toward S&P 500 index funds, as well as the addition of successful companies to the index and the removal of less successful companies from the index. Since the convertible universe is made up of issues convertible into stocks that do not fully represent many industries and tend towards the smaller capitalization market, convertible performance has tended to be closer to that of the Russell 2000 over the years than the S&P 500. We believe that by skewing the portfolio of Ellsworth toward larger capitalization issues, the Fund was able to outperform the convertible closed-end fund average over the last year.

  Performance by the stock market is affected by factors such as corporate earnings growth, taxes, inflation, monetary policy, interest rates and savings. Earnings growth is predicted to slow down; estimates for earnings growth in the S&P 500 for the next five years is around 7% while during the last five years earnings have grown 10.3%. Taxes are likely to remain the same, but inflation is now expected to rise above its current level of 1.7%. Monetary policy is in the capable hands of Alan Greenspan and the Federal Reserve Board which appears to be trying to provide a stable and predictable monetary environment. Interest rates have risen over the last six months from the 5% level achieved by long term treasuries in December of last year to a current rate over 5.8%. Finally, personal savings rates have been reported to have fallen to 0% - no savings at all according to government figures.

  Given the above indicators, the preponderance of the evidence seems to predict that the broader market should have a very difficult time providing the type of returns that the S&P 500 has provided in recent years. That being said, however, we do not expect a substantial decline in the market because cash is still flowing into the market from pension funds and the savings rate does not count unrealized gains in stock and real estate. Further, economic productivity has improved recently, a factor likely to reduce inflationary pressures and help earnings.

  At its April meeting the Board of Directors declared a dividend of nine cents per share from net investment income. The dividend is payable May 27, 1999 to shareholders of record May 13, 1999.




/s/ Thomas H. Dinsmore
Chairman of the Board

May 13, 1999

TEN LARGEST INVESTMENT HOLDINGS

Principal
  Amount									 			 Value	 % Total
or Shares												(Note 1)	Net Assets
---------												--------	----------
1,500,000	The Home Depot, Inc............................................ $ 4,065,000	4.2%
		 The leading company in home center retailing.

1,250,000	NatWest Markets exch. for Lucent Technologies, Inc.............	3,443,750	3.5
		 Lucent designs, develops and manufactures communications
		 systems, software and products.

   28,000	Houston Industries, Inc. exch. for Time Warner, Inc............	3,374,000	3.5
		 Time Warner is a media company with operations in entertain-
		 ment, cable networks, publishing and cable.

3,000,000	Bell Atlantic Financial Services, Inc. exch. for Telecom Corp.
		of New Zealand Ltd.............................................	3,153,750	3.2
		 Telecom of New Zealand is the principal supplier of tele-
		 communications in New Zealand.

   20,600	Jefferson-Pilot Corp. exch. for BankAmerica Corp...............	2,410,200	2.5
		 BankAmerica provides retail banking and financial services
		 throughout the United States.

   57,500	Nextel Communications, Inc.....................................	2,220,938	2.3
		 A major provider of wireless communications.

   65,000	WBK Trust exch. for Westpac Banking Corp., Ltd.................	2,218,125	2.3
		 Westpac provides general and savings bank services in
		 Australia.

1,000,000	Morgan Stanley Dean Witter & Co. exch. for technology note.....	2,010,000	2.1
		 Exchangeable for the following technology companies:
		 CISCO Systems, Electronic Data Systems, Hewlett-Packard,
		 Intel, Microsoft and Oracle.

   24,500	Comcast Corp. exch. for AT&T Corp..............................	1,961,531	2.0
		 AT&T is a major provider of long-distance and wireless
		 communications.

2,000,000	The Bear Stearns Companies., Inc. exch. for Merck & Co., Inc.
		and Pfizer, Inc................................................	1,940,000	2.0
		 Merck and Pfizer are global pharmaceutical companies that	    -----------	---------
		 discover, develop, manufacture and market medicine and
		 health products.

		Total.......................................................... $26,797,294	27.6%
												    ===========	==========


MAJOR INDUSTRY EXPOSURE

										    % Total
										    Net Assets
										    ----------
Communications..............................................	14.62%
Health Care & Drugs.........................................	13.08
Entertainment...............................................	12.08
Technology..................................................	 9.92
Retail......................................................	 9.31
Banking.....................................................	 8.90
Financial & Insurance.......................................	 5.17
Capital Goods...............................................	 5.04
Data-Processing Services....................................	 3.81
Aerospace...................................................	 3.79
										    ----------
Total.......................................................	85.72%
										    ==========

MAJOR PORTFOLIO CHANGES
Three months ended March 31, 1999

										      Principal
											 Amount
										      or Shares
										      ---------
ADDITIONS
Amazon.com, Inc.............................................	  500,000
At Home Corp................................................	  500,000
The Bear Stearns Companies., Inc.
 (exch. for Merck & Co., Inc. & Pfizer, Inc.................	2,000,000
Citrix Systems, Inc.........................................	1,000,000
Comcast Corp. (exch. for AT&T Corp.)........................	   24,500
Credit Suisse First Boston Corp. (exch. for Microsoft Corp.)	1,500,000
Merrill Lynch Pierce Fenner & Smith (exch. for Novartis AG).	  900,000
NTL, Inc....................................................	  875,000
Sportsline USA, Inc.........................................	  375,000
Estee Lauder Companies, Inc.................................	    8,700
Globalstar Telecomm Ltd.....................................	   30,000
NIPSCO Industries, Inc......................................	   20,000

REDUCTIONS
Arbor Software Corp.........................................	  500,000
Estee Lauder Companies, Inc.................................	    8,000
Evergreen Media Corp........................................	    8,000
International CableTel, Inc. (exch. for NTL, Inc.)..........	  500,000
NatWest Markets (exch. for Lucent Technologies, Inc.).......	  250,000
Norddeutsche LB Girozen (exch. for Deutsche Telekom AG).....	  500,000
Owens-Illinois, Inc.........................................	  250,000
Republic National Bank of NY (exch. for Merck & Co., Inc.)..	1,000,000
Sandoz Capital BVI, Ltd. (exch. for Novartis AG)............	  500,000
SmithKline Beecham PLC......................................	   13,734
Telefonica De Espana........................................	  500,000

PORTFOLIO OF INVESTMENTS
MARCH 31, 1999

                                                                               Principal
                                                                                Amount          Value
                                                                               or Shares     (Note 1)
                                                                               ----------   ----------
ADVERTISING -- 1.2%
Interpublic Group Cos., Inc. 1.80% 2004 cv. sub. deb. 144A (NR)...............$1,000,000   $ 1,133,125
                                                                                            ----------
AEROSPACE -- 3.8%
Morgan Stanley Dean Witter Discover & Co. 0% 2000 medium-term exch. notes (A1) 2,000,000     1,908,750
 (exch. for Boeing Company common stock)
Orbital Sciences Corp. 5% 2002 cv. sub. notes (B).............................   125,000       147,500
Orbital Sciences Corp. 5% 2002 cv. sub. notes 144A(B).........................   350,000       413,000
Simula, Inc. 8% 2004 sr. cv. sub. notes (NR)..................................   825,000       688,875
SPACEHAB, Inc. 8% 2007 cv. sub. notes 144A (NR)...............................   700,000       546,000
                                                                                            ----------
                                                                                             3,704,125
                                                                                            ----------
BANKING -- 8.9%
CNB Capital Trust I 6% SPuRS (Baa2)...........................................    50,000shs  1,287,500
 (exch. for CNB Bancshares, Inc. common stock)
National Australia Bank Ltd. 7 7/8% exch. capital units (A1)..................    40,000shs  1,252,500
WBK Trust 10% STRYPES 144A * (NR).............................................    65,000shs  2,218,125
 (exch. for Westpac Banking Corp., Ltd. common stock)
BankAtlantic Bancorp 5 5/8% 2007 cv. sub. deb. (NR)........................... 1,915,000     1,541,575
Jefferson-Pilot Corp. 7 1/4% 2000 ACES * (A1).................................    20,600     2,410,200
 (exch. for BankAmerica Corp. common stock)                                                 ----------
                                                                                             8,709,900
                                                                                            ----------
CAPITAL GOODS -- 5.0%
CS First Boston, Inc. 2 1/4 % 2003 sr. medium-term exch. notes 144A (Aa3)..... 1,700,000     1,925,250
 (exch. for General Electric Corp. common stock)
CS First Boston, Inc. 2 5/8% 2003 sr. medium-term exch. notes (Aa)............ 1,250,000     1,159,375
 (exch. for Minnesota Mining and Manufacturing common stock)
Robbins & Myers, Inc. 6 1/2% 2003 cv. sub. notes (NR).........................   760,000       665,000
U.S. Filter Corp. 4 1/2% 2001 cv. sub. notes (Ba3)............................ 1,200,000     1,178,250
                                                                                            ----------
                                                                                             4,927,875
                                                                                            ----------
COMMUNICATIONS -- 14.6%
Globalstar Communications, Ltd. 8% cv. pfd. 144A (NR).........................    30,000shs  1,185,000
Nextel Communications, Inc. 0% 2013 cv. pfd. 144A (NR)........................    57,500shs  2,220,938
Bell Atlantic Financial Services, Inc. 5 3/4% 2003 cv. sub. deb. 144A (A1).... 3,000,000     3,153,750
 (exch. for cash equiv. of Telecom Corp. of New Zealand common stock)
Bell Atlantic Financial Services, Inc. 4 1/4% 2005 cv. sub. deb. 144A (A1).... 1,000,000     1,093,750
 (exch. for cash equiv. of Cable & Wireless Communications plc common stock)
Comcast Corp. 1.75% 2029 exch. extendable sub. deb. (BA3).....................    24,500     1,961,531
 (exch. for cash based on the value of AT&T Corp. common stock)
MediaOne Group, Inc. 6 1/4% 2001 PIES-a * (Ba1)...............................    15,000     1,241,250
 (exch. for AirTouch Communications, Inc. common stock)
NatWest Markets 0% 2003 exch. trust securities 144A +......................... 1,250,000     3,443,750
 (exch. for Lucent Technologies, Inc. common stock) (AA2)                                   ----------
                                                                                            14,299,969
                                                                                            ----------
CONSUMER GOODS -- 1.0%
Newell Financial Trust I 5 1/4% QUIPS 144A (Baa1).............................    17,500shs    983,281
 (conv. into Newell Co. common stock)                                                       ----------

DATA-PROCESSING SERVICES -- 3.8%
Affiliated Computer Services, Inc. 4% 2005 cv. sub. notes 144A (Ba2)..........   500,000       628,750
American Express Credit Corp. 1 1/8% 2003 cash exch. notes (Aa3).............. 1,100,000     1,281,500
National Data Corp. 5% 2003 cv. sub. notes (Ba3).............................. 1,750,000     1,814,531
                                                                                            ----------
                                                                                             3,724,781
                                                                                            ----------
ELECTRIC UTILITIES -- 1.3%
NIPSCO Industries, Inc. PIES-b * (NR).........................................    20,000shs  1,010,000
Texas Utilities Co. 9 1/4% FELINE PRIDES * (Baa3).............................     5,000shs    266,563
                                                                                            ----------
                                                                                             1,276,563
                                                                                            ----------

                                                                               Principal
                                                                                Amount          Value
                                                                               or Shares     (Note 1)
                                                                               ----------   ----------
ENERGY -- 3.5%
AES Corp. 4 1/2% 2005 cv. jr. sub. deb. (Ba1).................................$1,750,000   $ 1,675,625
Diamond Offshore Drilling, Inc. 3 3/4% 2007 cv. sub. notes (Baa2).............   750,000       776,719
Swiss Life Financial Ltd. 2% 2005 GEMMS 144A (NR)............................. 1,000,000       995,000
(exch. for Royal Dutch Petroleum common stock)                                              ----------
                                                                                             3,447,344
                                                                                            ----------
ENTERTAINMENT -- 12.1%
Chancellor Media Corp. 7% cv. pfd. (Caa2).....................................    10,000shs  1,320,000
Houston Industries, Inc. 7% 2000 ACES * (Baa1)................................    28,000shs  3,374,000
 (exch. for Time Warner, Inc. common stock)
News Corporation Exchange Trust 5% cv. trust originated pfd. 144A (Ba2).......    10,000shs    900,000
 (exch. for British Sky Broadcasting Group plc ADS's)
Triathlon Broadcasting Co. depositary shares (representing 9% mandatory cv. pfd.  50,000shs    534,375
At Home Corp. 0% 2018 cv. sub. deb. (NR)......................................   500,000       522,500
Clear Channel Communications, Inc. 2 5/8% 2003 sr. cv. notes (Baa3)........... 1,500,000     1,854,375
Imax Corp. 5 3/4% 2003 cv. sub. notes 144A (B1)............................... 1,000,000     1,070,000
NTL, Inc. 7% 2008 cv. sub. notes 144A (Caa1).................................. 1,250,000     1,895,313
SportsLine USA, Inc. 5% 2006 cv. sub. notes 144A (NR)..........................  375,000       344,063
                                                                                            ----------
                                                                                            11,814,626
                                                                                            ----------
FINANCIAL & INSURANCE -- 5.2%
American General Delaware, L.L.C. 6% cv. A MIPS (A2)..........................    13,000shs  1,163,500
Frontier Financing Trust 6 1/4% cv. trust originated pfd. 144A (Baa3).........    20,000shs    780,000
 (conv. into Frontier Insurance Group, Inc. common stock)
American International Group 2 1/4% 2004 cv. notes (AAA)......................   500,000       717,500
Deutsche Bank Finance N.V. 2% 2003 cv. deb. 144A (NR).........................       500       561,000
 (exch. for Allianz AG ordinary shares)
Penn Treaty American Corp. 6 1/4% 2003 cv. sub. notes (BB+)...................   375,000       393,750
Penn Treaty American Corp. 6 1/4% 2003 cv. sub. notes 144A (BB+).............. 1,375,000     1,443,750
                                                                                            ----------
                                                                                             5,059,500
                                                                                            ----------
FOODS -- 1.8%
Avado Financing I 7% cv. A pfd. (B2)..........................................     5,000shs    152,188
 (conv. into Avado Brands, Inc. common stock)
Avado Financing I 7% cv. A pfd. 144A (B2).....................................    10,000shs    304,375
 (conv. into Avado Brands, Inc. common stock)
Ralston Purina Co. 7% 2000 SAILS * (Baa1).....................................    30,000     1,350,000
 (exch. for Interstate Bakeries Corp. common stock)                                         ----------
                                                                                             1,806,563
                                                                                            ----------
HEALTH CARE & DRUGS -- 13.1%
Monsanto Co., Inc. 6 1/2% 2001 adj. conv. rate equity security units * (A3)...    10,000shs    465,000
SmithKline Beecham plc common stock...........................................    13,000shs    929,500
The Bear Stearns Cos., Inc. 1% 2006 medium term notes (A2).................... 2,000,000     1,940,000
 (conv. into an index comprised of Merck & Co., Inc. and Pfizer, Inc.
  common stocks)
Elan Finance Corp. 0% 2018 LYON 144A (Baa3)................................... 3,000,000     1,732,500
 (exch. for ADR's representing Elan Corp., plc common stock)
Genzyme Corp. 5 1/4% 2005 cv. sub. notes 144A (NR)............................   500,000       724,375
HealthSouth Corp. 3 1/4% 2003 cv. sub. notes (Ba2)............................   250,000       203,125
HealthSouth Corp. 3 1/4% 2003 cv. sub. notes 144A (Ba2)....................... 1,000,000       812,500
Merrill Lynch Pierce Fenner & Smith 1% 2003 euro medium term notes............   900,000       852,750
 (cv. into Novartis AG common stock) (Aa3)
Republic National Bank of NY 1 7/8% 2002 sr. exch. notes (Aa1)................ 1,000,000     1,235,000
 (exch. for the cash equivalent of Merck & Co., Inc. common stock)
Roche Holdings, Inc. 0% 2010 LYON 144A (Aa2).................................. 2,500,000     1,581,250
Sepracor, Inc. 7% 2005 cv. notes (NR)......................................... 1,000,000     1,166,250
Swiss Life Financial Ltd. 2% 2003 GEMMS 144A (NR)............................. 1,000,000     1,147,500
(exch. for Glaxo Wellcome PLC common stock)                                                 ----------
                                                                                            12,789,750
                                                                                            ----------

                                                                               Principal
                                                                                Amount          Value
                                                                               or Shares     (Note 1)
                                                                               ----------   ----------
MANUFACTURED HOUSING -- 1.7%
Fleetwood Capital Trust 6% cv. trust pfd. 144A (Baa3)........................     40,000shs $1,710,000
 (conv. into Fleetwood Enterprises, Inc. common stock)                                      ----------

OFFICE EQUIPMENT -- 0.9%
Xerox Credit 2 7/8% 2002 medium-term notes (A2).............................. $  750,000       881,250
                                                                                            ----------
RETAIL -- 9.3%
Dollar General Trust 8 1/2% STRYPES * (NR)...................................     32,500shs  1,371,094
 (conv. into Dollar General Corp. common stock)
Estee Lauder Trust 6 1/4% TRACES II * (NR)...................................      8,700shs    785,719
 (conv. into Estee Lauder Companies, Inc. common stock)
Amazon.com, Inc. 4 3/4% 2009 cv. sub. notes 144A (Caa3)......................    500,000       631,875
Costco Companies, Inc. 0% 2017 cv. sub. notes (A3)...........................    500,000       530,625
Costco Companies, Inc. 0% 2017 cv. sub. notes 144A (A3)......................  1,000,000     1,061,250
The Home Depot, Inc. 3 1/4% 2001 cv. sub. notes (A1).........................  1,500,000     4,065,000
Rite Aid Corp. 5 1/4% 2002 cv. sub. notes 144A (Baa1)........................    650,000       665,031
                                                                                            ----------
                                                                                             9,110,594
                                                                                            ----------
STAFFING SERVICES -- 0.8%
Interim Services, Inc. 4 1/2% 2005 cv. sub. deb. (Ba3).......................  1,000,000       771,875
                                                                                            ----------
TECHNOLOGY -- 9.9%
Citrix Systems, Inc. 0% 2006 cv. sub. deb. 144A (NR).........................  1,000,000       343,750
CS First Boston, Inc. 1% 2006 medium-term exch. notes (AA)...................  1,500,000     1,509,375
 (exch. for Microsoft Corp. common stock)
DoubleClick, Inc. 4 3/4% 2006 cv. sub. notes 144A (NR).......................    250,000       313,750
Hewlett-Packard Co., Inc. 0% 2017 LYON 144A (Aa3)............................  1,500,000       837,188
LSI Logic Corp. 4 1/4% 2004 cv. sub. notes 144A (NR).........................    250,000       300,313
Morgan Stanley Dean Witter Discover & Co. 0% 2001 technology exch. note......  1,000,000     2,010,000
 trust certificates 144A (A1) (exch. for specific technology common stocks @)
Synoptics Communications, Inc. 5 1/4% 2003 cv. sub. deb. 144A................    750,000       817,500
 (exch. for Northern Telecommunications Ltd. common stock) (Ba3)
Times Mirror Company 4 1/4% 2001 PEPS * (A1).................................     13,500     1,562,625
 (exch. for Netscape Communications Corp. common stock)
Tribune Co. 6 1/4% 2001 DECS * (A2)..........................................     37,500     1,031,250
 (exch. for The Learning Company, Inc. common stock)
VLSI Technology, Inc. 8 1/4% 2005 cv. sub. notes (B).........................  1,000,000       980,000
                                                                                            ----------
                                                                                             9,705,751
                                                                                            ----------
U.S. TREASURY NOTES -- 0.0%
4 7/8% 3/31/01 **............................................................     17,000        16,968
                                                                                            ----------

                                                                               Principal
                                                                                Amount          Value
                                                                               or Shares     (Note 1)
                                                                               ----------   ----------
CORPORATE SHORT-TERM NOTES -- 4.6%
American Express Credit Corp. (P1)..........................................  $4,500,000  $  4,497,123
(4.92% and 5% maturing 4/1/99 and 4/6/99                                                  ------------


TOTAL CONVERTIBLE BONDS AND NOTES --73.2%...................................              $ 71,660,182
TOTAL CONVERTIBLE PREFERRED STOCKS -- 23.8%.................................                23,284,158
TOTAL COMMON STOCKS -- 1.0%.................................................                   929,500
TOTAL CORPORATE SHORT-TERM NOTES -- 4.6%....................................                 4,497,123
                                                                                          ------------
TOTAL INVESTMENTS -- 102.6%.................................................              $100,370,960
OTHER ASSETS AND LIABILITIES, NET -- (2.6)%.................................                (2,554,643)
                                                                                          ------------
TOTAL NET ASSETS -- 100.0%..................................................              $ 97,863,640
                                                                                          ============

* See Note A(5)
+ Guaranteed by National Westminster Bank PLC
@ Ticker symbols: CSCO, EDS, HWP, INTC, MSFT & ORCL
** Collateral for a letter of credit

ACES     Automatic Common Exchange Securities
ADR      American Depositary Receipts
ADS      American Depositary Shares
DECS     Debt Exchangeable for Common Stock
FELINE   Family of Equity-Linked Income Securities
GEMMS    Guaranteed Exchangeable Monetisation of Multiple Shares
LYON     Liquid Yield Option Note
MIPS     Monthly Income Preferred Securities
PEPS     Premium Equity Participating Securities
PIES-a   Premium Income Exchangeable Securities
PIES-b   Premium Income Equity Securities
PRIDES   Preferred Redeemable Increased Dividend Equity Securities
QUIPS    Quarterly Income Preferred Securities
SAILS    Stock Appreciation Income Linked Securities
SPuRS    Shared Preference Redeemable Securities
STRYPES  Structured Yield Product Exchangeable for Stock
TRACES   Trust Automatic Common Exchange Securities

Ratings in parentheses by Moody's Investors Service, Inc. or Standard & Poor's, a division of McGraw-Hill Companies, Inc.

The cost of investments for federal income tax purposes is $86,203,570 resulting in gross unrealized appreciation and depreciation of $18,126,532 and $3,959,142 respectively, or net unrealized appreciation of $14,167,390 on a tax cost basis.

             See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITES (unaudited)

                                                                March 31, 1999
                                                                --------------
ASSETS
  Investments at value (cost $86,203,570) (Note 1)..............  $100,370,960
  Cash..........................................................       340,966
  Dividends and interest receivable.............................       630,466
  Other assets..................................................        15,701
                                                                  ------------
    Total assets................................................   101,358,093
                                                                  ------------
LIABILITIES:
  Payable for securities purchased..............................     3,516,973
  Accrued management fee (Note 2)...............................         8,734
  Accrued expenses..............................................        16,069
                                                                  ------------
    Total liabilities...........................................     3,541,776
                                                                  ------------
NET ASSETS                                                        $ 97,816,317
                                                                  ============
NET ASSETS CONSIST OF:
  Undistributed net investment income...........................  $    583,892
  Undistributed net realized gain from investment transactions..     3,460,379
  Unrealized appreciation on investments........................    14,167,390
  Capital shares (Note C).......................................        85,508
  Additional paid-in capital....................................    79,519,148
                                                                  ------------
NET ASSETS......................................................  $ 97,816,317
                                                                  ============
Net asset value per share ($97,816,317 / 8,550,786 outstanding).  $      11.44
                                                                  ============

STATEMENT OF OPERATIONS
Six Months Ended March 31, 1999 (unaudited)

INVESTMENT INCOME (Note 1):
  Interest......................................................		$ 1,269,320
  Dividends..................................................... 		    621,038
												-----------
    Total Income................................................		  1,890,358
												-----------
EXPENSES (Note 2):
  Management fee................................................		    343,280
  Custodian.....................................................		     13,292
  Transfer agent................................................		     11,348
  Professional fees.............................................		     35,607
  Directors' fees...............................................		     36,050
  Reports to shareholders.......................................		     34,719
  Treasurer's office............................................		     12,500
  Other.........................................................		     51,562
												-----------
    Total Expenses..............................................      	    538,358
												-----------
NET INVESTMENT INCOME...........................................    	  1,352,000
												-----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain from investment transactions................    	  3,460,379
  Net increase in unrealized appreciation of investments........   	 10,327,415
												-----------
  Net gain on investments.......................................   	 13,787,794
												-----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............  	$15,139,794
												===========

             See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

									     Six Months Ended	   Year Ended
									      March 31, 1999	September 30, 1998
									     ----------------   ------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income.................................     $	1,352,000       $	2,734,991
  Net realized gain from investment
  transactions........................................		3,460,379        10,663,221
  Net change in unrealized appreciation
  of investments......................................	     10,327,415	    (14,677,908)
									     ----------------   ------------------
   Net change in net assets resulting from operations.	     15,139,794	     (1,279,696)
									     ----------------   ------------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income...............................	     (1,145,127)	     (2,823,662)
  Net realized gain on investments....................	    (10,656,426)	    (10,545,487)
									     ----------------   ------------------
   Total dividends....................................	    (11,801,553)	    (13,369,149)
									     ----------------   ------------------
CAPITAL SHARE TRANSACTIONS (Note 3)...................		7,039,766		7,265,578
									     ----------------   ------------------
CHANGE IN NET ASSETS..................................	     10,378,007	     (7,383,267)

Net assets at beginning of period.....................	     87,438,310	     94,821,577
									     ----------------   ------------------
NET ASSETS AT END OF PERIOD
(including undistributed net investment income of
 $583,892 and $372,603, respectively..................	    $97,816,317	    $87,438,310
									     ================   ==================

FINANCIAL HIGHLIGHTS
Selected data for a share of common stock outstanding:

					        SIX MONTHS			   YEARS ENDED SEPTEMBER 30,
						      ENDED		------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:     MARCH 31, 1999*	1998		1997		1996		1995		1994
					       ---------------	------	------	------	------	------
Net asset value, beginning of period...	$11.18	$13.33	$11.80	$10.76	$ 9.72	$10.39
Net investment income..................	   .16	   .35	   .40	   .43	   .48	   .51
Net realized and unrealized gain (loss)	  1.60	  (.65)	  2.59	  1.37	  1.30	  (.58)
						      ------	------	------	------	------	------
  Total from investment operations.....	  1.76	  (.30)	  2.99	  1.80	  1.78	  (.07)
Less Distributions:
Dividends from net investment income...	  (.14)	  (.37)	  (.40)	  (.47)	  (.51)	  (.53)
Distributions from realized gains......	 (1.36)	 (1.48)	 (1.06)	  (.29)	  (.23)	  (.07)
						      ------	------	------	------	------	------
  Total distributions..................	 (1.50)	 (1.85)	 (1.46)	  (.76)	  (.74)	  (.60)
						      ------	------	------	------	------	------
Net asset value, end of period.........	$11.44	$11.18	$13.33	$11.80	$10.76	 $9.72
						      ======	======	======	======	======	======
Market value, end of period............	$9.750	$10.00	$11.25	$9.875	$9.125	$8.375
Net assets, end of period ($000's).....	97,816	87,438	94,822	78,395	69,769	61,316
Total Investment Return:
    Based on net asset value**.........    3.80%	(2.39)%	27.77%	17.43%	19.50%	(0.61)%
    Based on market value#.............	 2.23%	  5.21%	30.93%	17.13%	18.95%	(4.46)%
Ratios/Supplemental Data:
Ratio of expenses to average net
  assets...............................	 1.2%##	   1.1%	  1.2%	  1.2%	  1.2%	   1.1%
Ratio of net investment income to
  average net assets...................	 3.1%##	   3.0%	  3.4%	  3.9%	  5.0%	   5.2%
Portfolio turnover rate................	  20%		    59%	   71%	   70%	   44%	    45%

*  Unaudited
** Assumes valuation of the Fund's shares, and reinvestment of dividends, at net asset values.
#  Assumes valuation of the Fund's shares at market price and reinvestment of dividends at actual reinvestment price.
## Annualized
			             See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

1.  Significant Accounting Policies
Ellsworth Convertible Growth and Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

(a)  Security Valuation
Investments in securities traded on a national securities exchange are valued at market using the last reported sales price. Securities traded in the over-the-counter market and listed securities for which no sales were reported are valued at the mean between closing reported bid and asked prices. Where no closing prices are available, value is determined by management, with the approval of the Board of Directors.

(b)  Securities Transactions and Related Investment Income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest of $6,207 was earned on cash balances held by the custodian of the Fund's assets during the six months ended March 31, 1999.

(c)  Federal Income Taxes
It is the policy of the Fund to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

(d)  Dividends and Distributions to Shareholders
The liability for dividends and distributions payable is recorded on the ex-dividend date.

(e)  Market Risk
It is the Fund's policy to invest the majority of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund's investments include features which render them more sensitive to price changes in their underlying security. Thus they expose the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock. The market value of those securities was $17,085,826 at March 31, 1999, representing 17.5% of net assets.

2.  Management Fee and Other Transactions with Affiliates
The management fee is paid to investment adviser Davis-Dinsmore Management Company (the "Adviser"). The contract provides for payment of a monthly advisory fee, computed at an annual rate of 3/4 of 1% of the first $100,000,000 and 1/2 of 1% of the excess over $100,000,000 of the Fund's net asset value in such month. The annual fee is subject to reduction to the extent that the ordinary expenses of the Fund (excluding taxes and interest) exceed 1.5% of the first $100,000,000 and 1% of the excess over $100,000,000 of the average of the monthly net asset values of the Fund for the year.

The Adviser furnishes investment advice, office equipment and facilities, and pays the salaries of all executive officers of the Fund, except that the costs associated with personnel and certain non-personnel expenses of the office of the Treasurer up to a maximum of $25,000 a year are reimbursed by the Fund.
Such reimbursements amounted to $12,500 for the six months ended March 31, 1999. The officers of the Fund are also directors, officers or employees of the Adviser, and are compensated by the Adviser.

The Fund has adopted a Director deferred compensation arrangement, which allows the Directors to defer the receipt of all or a portion of Director Fees payable on or after October 31, 1998. The amount of these fees will remain an asset of the Fund. The Fund will be obligated to pay these fees, with interest, to the Directors who have elected to defer receipt of their fees on a future date or dates specified by the Directors, or as determined under the terms of the arrangement.

3.  Portfolio Activity
At March 31, 1999 there were 8,550,786 shares of $.01 par value common stock outstanding (20,000,000 shares authorized). During the six months ended March 31, 1999, 726,685 shares were issued in connection with reinvestment of dividends from net investment income and capital gains, resulting in an increase in paid-in capital of $7,039,766.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $20,805,978 and $17,037,782, respectively, for the six months ended March 31, 1999.

A distribution of $0.09 per share from net investment income was declared on April 19, 1999, payable May 27, 1999 to shareholders of record at the close of business May 13, 1999.

4.  Year 2000 Readiness Disclosure
Background. Like other investment companies as well as financial and business organizations around the world, the Fund could be adversely affected if the computer systems and embedded technology used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000.

Programs and Systems. The Adviser assessed and tested its internal computer programs and systems last year to ensure these programs and systems will be Year 2000 compliant. The computers used for trading and pricing are entium II desktop systems, certified to be Year 2000 compliant by the manufacturer, Dell Computer. The vendors whose accounting software the Adviser uses, Microsoft Corp. and Advent Software, have also supplied it with statements certifying that their products are now compliant.

In its daily operations, the Adviser relies on electrical power and telephone service to operate its copier, telefax and telephone systems. The power and telephone providers have stated, on their respective websites, that they expect all mission-critical systems to be compliant by mid-1999. Based on statements made by the Adviser's landlord, it is expected that access to the Adviser's offices and the use of its facilities will continue without incident.

Second and Third Party Issues. The Bank of New York, the Fund's custodian, transfer agent and registrar, has publicly announced (in a press release dated January 11, 1999), that Year 2000 renovation and testing of mission-critical systems was completed by December 31, 1998, in compliance with requirements set forth by the Federal Financial Institutions Examination Council. In addition, the Bank also has programs in place to monitor the status of third party vendors and service providers.

Bloomberg, the Adviser's securities pricing service provider, has not yet released to the public the audit results of its testing, due to the pro-prietary nature of their systems.

The Adviser continues to receive updates from each of these and its other outside vendors as they become available.

Investments. Since the Fund has investments in securities whose issuers may be materially adversely impacted by the Year 2000 issue, the Fund could also be adversely affected. For this reason, since 1998 the Adviser has been reviewing public filings and web page disclosures of each issuer and assessing each with respect to Year 2000 compliance. Some of the criteria the Adviser looks at are: costs incurred and estimates of system repair and replacement, whether or not there is a contingency plan prepared, and the status of second and third party issues. The Adviser continues to monitor these disclosures and uses them concurrently with its other methods of evaluating a security's value as an investment vehicle.

The Fund has not incurred any costs to date in the matter of the Year 2000 problem, nor do we expect the Fund to have any in the future.

Most Reasonably Likely Worst Case Year 2000 Scenario for the Fund. Since the Fund has investments in securities whose issuers may be materially adversely impacted by the Year 2000 issue, the Fund could also be adversely affected. The failure to correct a material Year 2000 problem is perhaps most likely to occur with respect to the Bank of New York, the Fund's custodian, transfer agent and registrar. Although the Bank has made assurances that mission-critical systems are compliant as of 1998 year-end as stated above, the Bank cannot ensure that all the vendors it relies upon are also completely compliant. The effects might include difficulty in the settlement of trades in a timely manner and dividend distribution delays. There is also the possibility that the Fund's fees to the Bank might be increased due to the Bank's increased cost of doing business. For the Adviser the problems that might be faced include the lack of telephone and power service needed to perform daily pricing and trading.

Such failures and others could materially and adversely affect the Fund's results of operations, liquidity and financial condition. Due to the general uncertainty inherent in the Year 2000 problem, resulting in part from the uncertainty of the Year 2000 readiness of third parties, the Fund is unable to determine at this time whether the consequences of Year 2000 failures will have a material impact on the Fund's results of operations, liquidity or financial condition.

Contingency Plan. Based on the representations made by The Bank of New York, the Fund has not made any contingency plans relating to the receipt of services the Bank provides. However, the Adviser is investigating an alternate site which would be used in the event that electric and/or telephone service is lost at its office. In addition, the staff members who are responsible for pricing the portfolio and trading own cellular telephones which would be used as backup to contact brokers if the main telephone systems and the Bloomberg pricing service were not available.
The Adviser has purchased a laptop computer and a small generator to charge both the cell phone and laptop computer's batteries. The Adviser will bear the cost of this equipment and intends to review these plans periodically and to update them as circumstances change.

-------------------------------------------------------------------------
Results of the 1999 Annual Shareholders Meeting:

The results of the shareholder vote at the Annual Meeting of Shareholders held on January 11, 1999, were:

1.	All directors nominated by management were elected for terms
	expiring in 2002.

					Votes for		Votes withheld
					---------		--------------
	Thomas H. Dinsmore	6,115,990		110,238
	Donald M. Halsted, Jr.	6,105,607		120,621
	Duncan O. McKee		6,105,899		120,329


2.	The selection of PricewaterhouseCoopers LLP as independent
	accountants was ratified with	6,114,241 shares voted for,
	33,080 shares voted against, and 78,907 abstained.

3.	The proposal to amend the Articles of Incorporation that
	would give shareholders the right to tender their shares during the current fiscal year did not pass, as 940,333 shares voted for, 2,575,719 shares voted against, 253,893 shares abstained and 2,456,283 shares were broker non-votes.

-----------------------------------------------------------------------
Important Factors Regarding Forward-Looking Statements:
The letter to Shareholders and Year 2000 Statement contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements which reflect the intent, belief or expectations of the Company and its management regarding the anticipated effect of events, circumstances and trends should be considered forward-looking statements. These forward-looking state-ments are not guarantees of future performance and there are a number of meaningful factors which could cause the Company's results to vary materially from those indicated by any such statements. Factors which could cause actual results to differ from expectations include, among others, changes in individuals' savings rates, a decline in productivity or new products, changes in the Federal Reserve Board's monetary policy, an increase in interest rates, inflation or taxes, changes to foreign and domestic markets in general, changes to the market for convertible securities or the inability of the Company's service providers and the companies whose securities the Company buys to resolve any Year 2000 issues.

BOARD OF DIRECTORS

GORDON F. AHALT			Petroleum Consultant
WILLIAM A. BENTON			Retired Stock Exchange Specialist
ELIZABETH C. BOGAN		Senior Lecturer in Economics at
					Princeton University
THOMAS H. DINSMORE, C.F.A.	Chairman of the Board of Ellsworth
DONALD M. HALSTED, JR.		Investor
GEORGE R. LIEBERMAN		Retired Advertising Executive
DUNCAN O. MCKEE			Retired Attorney
JANE D. O'KEEFFE			President of Ellsworth
NICOLAS W. PLATT			Public Relations Executive

OFFICERS

THOMAS H. DINSMORE		Chairman of the Board
JANE D. O'KEEFFE			President
SIGMUND LEVINE			Senior Vice President and Secretary
H. TUCKER LAKE			Vice President, Trading
GERMAINE M. ORTIZ			Assistant Vice President
GARY I. LEVINE			Treasurer and Assistant Secretary
MERCEDES A. PIERRE		Assistant Treasurer

--------------------------------------------------------------------
Investment Advisor
Davis-Dinsmore Management Company
65 Madison Avenue, Morristown, NJ 07960-7308
(973) 631-1177
http://www.bcvecf.com
email: info@bcvecf.com

Shareholder Services and Transfer Agent
The Bank of New York
Shareholder Relations Department-11E
P.O Box 11258, Church Street Station
New York, NY 10286-1258
(800) 432-8224
http://stkxfer.bankofny.com

Common Stock Listing
American Stock Exchange Symbol: ECF
--------------------------------------------------------------------
Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase shares of Ellsworth Convertible Growth and Income Fund, Inc. Common Stock from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.